EXHIBIT 99.3

TRON GROUP INC. Unaudited Pro forma Financial Information (Unaudited)

Pro Forma Condensed Combined Balance Sheets as of September 30, 2017	F-2

Pro Forma Condensed Combined Statement of operation for the Nine Months Ended September 30, 2017	F-3

Pro Forma Condensed Combined Statement of operation for the December 31, 2016	F-4

Notes to Pro Forma Condensed Financial Statements as of September 30, 2017	F-5

F-1

TRON GROUP INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2017

(Amount expressed in United States Dollars (“US$”))

	Historical TGRP	Historical Talk Focus	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$-	$75,043			$75,043
Accounts receivables	-	274,545			274,545
Other receivables, deposits and prepayments	-	722,716			722,716
Inventories	-	429,003			429,003
Total current assets	-	1,501,307			1,501,307

Non-current assets:
Property, plant and equipment, net	-	275,695			275,695

TOTAL ASSETS	$-	$1,777,002			$1,777,002

LIABILITIES AND STOCKHOLDERS’EQUITY
Current liabilities:
Accounts payables, trade	$6,960	$240,875			$247,835
Amounts due to related company	25,897	7,948,593			7,974,490
Current portion of obligation under finance lease	-	15,641			15,641
Other payables and accrued liabilities	-	1,577,805			1,577,805
Total current liabilities	32,857	9,782,914			9,815,771

Long-term liabilities:
Non-current portion of obligation under finance lease	-	12,532			12,532

Total long-term liabilities	-	12,532			12,532

Total liabilities	32,857	9,795,446			9,828,303

Total deficit:
Stockholders’ deficit:
Common stock	160,000	-	3,329	(a)	163,329
Paid-in capital	-	2,861,230	(2,861,230	)(b)	-
Additional paid-in capital	(111,438)	-	1,828,288	(a),(b)	1,716,850
Accumulated other comprehensive income	-	1,121,616	(403,614)		718,002
Accumulated deficit	(81,419)	(11,958,270)	4,303,183	(b)	(7,736,506)

Total stockholders’ deficit	(32,857)	(7,975,424)			(5,138,325)
Non-controlling interest	-	(43,020)	(2,869,956	)(b)	(2,912,976)

Total deficit	(32,857)	(8,018,444)			(8,051,301)
TOTAL LIABILITIES AND DEFICIT	$-	1,777,002			$1,777,002

F-2

TRON GROUP INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATION

FOR THE NONE MONTHS ENDED SEPT 30, 2017

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

	Historical TGRP	Historical Talk Focus	Pro forma Adjustment	Pro Forma Combined

Revenues, net	$-	$1,375,276		$1,375,276

Cost of revenue	-	(1,131,755)		(1,131,755)

Gross profit (loss)	-	243,521		243,521

Operating expenses:
General and administrative expenses	(26,260)	(869,033)		(895,293)
Total operating expenses	(26,260)	(869,033)		(895,293)

Loss from operation	(26,260)	(625,512)		(651,772)

Other Income (Expenses)
Interest expense	-	(1,403)		(1,403)
Other income	-	9,441		9,441
Total other expense	-	8,038		8,038

LOSS BEFORE INCOME TAXES	(26,260)	(617,474)		(643,734)

Income tax expense	-	-		-

NET LOSS	$(26,260)	$(617,474)		$(643,734)

Less: Net loss attributable to non-controlling interest	-		(222,198)	(222,198)

NET LOSS ATTRIBUTABLE TO THE COMPANY	$(26,260)			$(421,536)

Net loss per share *	$(0.00)			$(0.00)

Weighted average shares outstanding	160,000,000			163,329,385

_____

*Less than $0.001

F-3

TRON GROUP INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATION

FOR THE YEAR ENDED DECEMBER 31, 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

	Historical TGRP	Historical Talk Focus	Pro forma Adjustment	Pro Forma Combined

Revenues, net	$-	$1,476,235		$1,476,235

Cost of revenue	-	(784,652)		(784,652)

Gross profit	-	691,583		691,583

Operating expenses:
General and administrative expenses	(50,518)	(1,602,245)		(1,652,763)
Total operating expenses	(50,518)	(1,602,245)		(1,652,763)

Loss from operation	(50,518)	(910,662)		(961,180)

Other Income (Expenses)
Interest expense	-	(1,370)		(1,370)
Other income	-	3,433		3,433
Total other income	-	2,063		2,063

LOSS BEFORE INCOME TAXES	(50,518)	(908,599)		(959,117)

Income tax expense	-	-		-

NET LOSS	$(50,518)	$(908,599)		$(959,117)

Less: Net loss attributable to non-controlling interest	-		(326,959)	(326,959)

NET LOSS ATTRIBUTABLE TO THE COMPANY	$(50,518)			$(632,158)

Net loss per share *	$(0.00)			$(0.00)

Weighted average shares outstanding	142,852,400			143,016,900

________

*Less than $0.001

F-4

TRON GROUP INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2017

(Unaudited)

NOTE 1 – BACKGROUND OF ORGANISATION

On January 26, 2018, TRON Group Inc. or the Company or TGRP, and Talk Focus or Talk Focus, consummated a Share Exchange Agreement (the “Share Exchange Agreement”). In connection with the Share Exchange Transaction, the Company issued 3,329,385 shares of its Common Stock at $0.25 per share in acquiring 64.015% in the equity shares of Talk Focus from Eric Yap, the director of TGRP. Upon completion of the Share Exchange Transaction, the Company’s major shareholder, Eric Yap, also the prior shareholder of Talk Focus then owned approximately 51.05% of the Common Stock of TGRP.

NOTE 2 – BASIS OF PRESENTATION

Due to the control of TGRP and Talk Focus by a common director, the acquisition of Talk Focus represented a transaction among entities under common control. Pursuant to ASC 805-50-25, “Transactions Between Entities Under Common Control” and other SEC, the acquisition of Talk Focus was accounted for as a transaction among entities under common control and the assets, liabilities, revenues and expenses of Talk Focus were carried over to and combined with TGRP at their carrying values, and as if the transaction occurred at the beginning of the period.

Although the Company is the legal acquirer, Talk Focus was considered the acquirer for accounting purposes as a common director obtained control of Talk Focus, prior to obtaining control of the Company on January 26, 2018. Talk Focus will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity. Accordingly, the consolidated assets, liabilities and results of operations of Talk Focus will become the historical financial statements of Talk Focus, and TGRP’s assets, liabilities and results of operations will be consolidated with Talk Focus beginning on the acquisition date. These pro forma financial statements are presented as a continuation of Talk Focus.

The pro forma balance sheet as of September 30, 2017 is based on the historical financial statements of TGRP after giving effect to Talk Focus’s acquisition of TGRP as a transaction among entities under common control and applying the assumptions and adjustments described in the notes to the pro forma financial statements as if such acquisition had occurred as of September 30, 2017 for the balance sheet for pro forma financial statements purposes.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with Talk Focus’s historical financial statements included elsewhere in this Amendment to the Current Statement on Form 8-K for the years ended December 31, 2016 and 2015, and for the period ended September 30, 2017 as Exhibits filed with SEC herewith.

The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on September 30, 2017, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Talk Focus and TGRP since such amounts, if any, are not presently determinable.

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition was completed on September 30, 2017 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

(a) To reflect the issuance of 3,329,385 shares of common stock at $0.25 per share of TGRP for the acquisition of 64.015% of Talk Focus outstanding capital stock

(b) To eliminate the paid-in capital of Talk Focus and account for non-controlling interest.

F-5